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                                                                    Exhibit (25)

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ___________

                              BANKERS TRUST COMPANY
               (Exact name of trustee as specified in its charter)

NEW YORK                                                        13-4941247
(Jurisdiction of Incorporation or                            (I.R.S. Employer
organization if not a U.S. national bank)                    Identification no.)


FOUR ALBANY STREET
NEW YORK, NEW YORK                                                 10006
(Address of principal                                            (Zip Code)
executive offices)

                                BANKERS TRUST COMPANY
                                LEGAL DEPARTMENT
                                130 LIBERTY STREET, 31ST FLOOR
                                NEW YORK, NEW YORK 10006
                                (212) 250-2201
            (Name, address and telephone number of agent for service)
                        ---------------------------------

                                     KEYCORP
               (Exact name of obligor as specified in its charter)

         OHIO                                                34-6542451
         (State or other jurisdiction of                 (I.R.S. employer
         Incorporation or organization)                  Identification no.)


         127 PUBLIC SQUARE
         CLEVELAND, OHIO                                       44114
(Address of principal executive offices)                     (Zip Code)

                          ===========================


                                 DEBT SECURITIES
                       (Title of the indenture securities)

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ITEM   1.         GENERAL INFORMATION.
                  Furnish the following information as to the trustee.

                  (a) Name and address of each examining or supervising authority to which it is subject.

                  NAME                                                 ADDRESS
                  ----                                                 -------
                  Federal Reserve Bank (2nd District)                  New York, NY
                  Federal Deposit Insurance Corporation                Washington, D.C.
                  New York State Banking Department                    Albany, NY

                  (b) Whether it is authorized to exercise corporate trust powers.

                           Yes.

ITEM   2.         AFFILIATIONS WITH OBLIGOR.

                  If the obligor is an affiliate of the Trustee, describe each such affiliation.

                  None.

ITEM   3. -15.    NOT APPLICABLE

ITEM  16.         LIST OF EXHIBITS.

                        EXHIBIT 1 - Restated Organization Certificate of
                                    Bankers Trust Company dated August 7, 1990 and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated June 21, 1995 - Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 33-65171.

                        EXHIBIT 2 - Certificate of Authority to commence
                                    business - Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.


                        EXHIBIT 3 - Authorization of the Trustee to exercise
                                    corporate trust powers - Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

                        EXHIBIT 4 - Existing By-Laws of Bankers Trust
                                    Company, dated as amended on October 19, 1995. - Incorporated herein by reference to
                                    Exhibit 4 filed with Form T-1 Statement,
                                    Registration No. 33-65171.



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                       EXHIBIT 5 -  Not applicable.

                       EXHIBIT 6 -  Consent of Bankers Trust Company
                                    required by Section 321(b) of the Act. -
                                    Incorporated herein by reference to Exhibit
                                    4 filed with Form T-1 Statement,
                                    Registration No. 22-18864.

                       EXHIBIT 7 -  A copy of the latest report of condition of
                                    Bankers Trust Company dated as of
                                    March 31, 1996.

                       EXHIBIT 8 -  Not Applicable.

                       EXHIBIT 9 -  Not Applicable.



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                                    SIGNATURE



         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 6th day of August, 1996.


                                       BANKERS TRUST COMPANY



                                       By: /s/ Kevin Weeks
                                           _______________________________
                                                Kevin Weeks
                                                Assistant Treasurer


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
Legal Title of Bank:       Bankers Trust Company         Call Date: 3/31/96     ST-BK:  36-4840            FFIEC 031
Address:                   130 Liberty Street            Vendor ID: D           CERT:  00623               Page RC-1
City, State    ZIP:        New York, NY  10006                                                             11
FDIC Certificate No.:      |  0 |  0 |  6 |  2 |  3

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS MARCH 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, reported the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                                               ----------------
                                                                                                               | C400         |
                                                                                                    ---------------------------
                                                              Dollar Amounts in Thousands           |CFD   Bil Mil Thou       |
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
ASSETS                                                                                              | / / / / / / / / / / /   |
  1.    Cash and balances due from depository institutions (from Schedule RC-A):                    | / / / / / / / / / / /   |
         a.   Noninterest-bearing balances and currency and coin(1) .....................           |0081            1,145,000|1.a.
         b.   Interest-bearing balances(2) ..............................................           |0071            1,403,000|1.b.
  2.    Securities:                                                                                 | / / / / / / / / / / /   |
         a.   Held-to-maturity securities (from Schedule RC-B, column A) ................           |1754                   0 |2.a.
         b.   Available-for-sale securities (from Schedule RC-B, column D)...............           |1773            3,535,000|2.b.
  3    Federal funds sold and securities purchased under agreements to resell in domestic offices   | / / / / / / / / / / /   |
        of the bank and of its Edge and Agreement subsidiaries, and in IBFs:                        | / / / / / / / / / / /   |
        a.   Federal funds sold .........................................................           |0276            3,190,000|3.a.
        b.   Securities purchased under agreements to resell ............................           |0277            2,242,000|3.b.
  4.   Loans and lease financing receivables:                                                       |/ / / / / / / / / / / /  |
        a.   Loans and leases, net of unearned income (from Schedule RC-C)   RCFD 2122  24,678,000  |/ / / / / / / / / / / /  |4.a.
        b.   LESS:   Allowance for loan and lease losses.....................RCFD 3123     938,000  |/ / / / / / / / / / / /  |4.b.
        c.   LESS:   Allocated transfer risk reserve ........................RCFD 3128           0  |/ / / / / / / / / / / /  |4.c.
        d.   Loans and leases, net of unearned income,                                              |/ / / / / / / / / / / /  |
             allowance, and reserve (item 4.a minus 4.b and 4.c) .......................            |2125           23,740,000|4.d.
  5.   Assets held in trading accounts .................................................            |3545           32,261,000|5.
  6.   Premises and fixed assets (including capitalized leases) ........................            |2145              857,000|6.
  7.   Other real estate owned (from Schedule RC-M) ....................................            |2150              247,000|7.
  8.   Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)     |2130              253,000|8.
  9.   Customers' liability to this bank on acceptances outstanding ....................            |2155              402,000|9.
 10.   Intangible assets (from Schedule RC-M) ..........................................            |2143               12,000|10.
 11.   Other assets (from Schedule RC-F) ...............................................            |2160           11,579,000|11.
 12.   Total assets (sum of items 1 through 11) ........................................            |2170           80,866,000|12.
                                                                                                    ---------------------------

- --------------------------
(1)      Includes cash items in process of collection and unposted debits.
(2)      Includes time certificates of deposit not held in trading accounts.



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
Legal Title of Bank:       Bankers Trust Company         Call Date: 3/31/96     ST-BK:  36-4840        FFIEC 031
Address:                   130 Liberty Street            Vendor ID: D           CERT:  00623           Page RC-2
City, State    ZIP:        New York, NY  10006                                                         12
FDIC Certificate No.:      |  0 |  0 |  6 |  2 |  3


SCHEDULE RC--CONTINUED                                                                          ---------------------------
                                                     Dollar Amounts in Thousands                |/ / / /    Bil Mil Thou  |
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
LIABILITIES                                                                                     |/ / / / / / / /          |
13. Deposits:                                                                                   |/ / / / / / / /          |
       a.   In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)   |RCON 2200   7,327,000    |13.a.
         (1)   Noninterest-bearing(1).......................RCON 6631    2,132,000..........    |/ / / / / / / /          |13.a.(1)
         (2)  Interest-bearing .............................RCON 6636    5,195,000..........    |/ / / / / / / /          |13.a.(2)
       b.   In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E   |/ / / / / / / /          |
         part II)                                                                               |RCFN 2200  18,575,000    |13.b.
         (1)   Noninterest-bearing .........................RCFN 6631      552,000              |/ / / / / / / /          |13.b.(1)
         (2)   Interest-bearing ............................RCFN 6636   18,023,000              |/ / / / / / / /          |13.b.(2)
14.    Federal funds purchased and securities sold under agreements to repurchase in            |/ / / / / / / /          |
       domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:    |/ / / / / / / /          |
       a.   Federal funds purchased ......................................................      |RCFD 0278   2,324,000    |14.a.
       b.   Securities sold under agreements to repurchase ...............................      |RCFD 0279     651,000    |14.b.
15.    a.   Demand notes issued to the U.S. Treasury .....................................      |RCON 2840           0    |15.a.
       b.   Trading liabilities ..........................................................      |RCFD 3548  18,807,000    |15.b.
16.    Other borrowed money:                                                                    |/ / / / / / / /   /      |
       a.   With original maturity of one year or less ...................................      |RCFD 2332  13,784,000    |16.a.
       b.   With original maturity of more than one year .................................      |RCFD 2333   3,462,000    |16.b.
17.    Mortgage indebtedness and obligations under capitalized leases ....................      |RCFD 2910      34,000    |17.
18.    Bank's liability on acceptances executed and outstanding ..........................      |RCFD 2920     415,000    |18.
19.    Subordinated notes and debentures .................................................      |RCFD 3200   1,227,000    |19.
20.    Other liabilities (from Schedule RC-G) ............................................      |RCFD 2930   9,724,000    |20.
21.    Total liabilities (sum of items 13 through 20) ....................................      |RCFD 2948  76,330,000    |21.
                                                                                                |/ / / / / / / / / / /    |
22.    Limited-life preferred stock and related surplus ..................................      |RCFD 3282           0    |22.
EQUITY CAPITAL                                                                                  |/ / / / / / / / / / /    |
23.    Perpetual preferred stock and related surplus .....................................      |RCFD 3838     500,000    |23.
24.    Common stock ......................................................................      |RCFD 3230   1,002,000    |24.
25.    Surplus (exclude all surplus related to preferred stock) ..........................      |RCFD 3839     528,000    |25.
26.    a.   Undivided profits and capital reserves .......................................      |RCFD 3632   2,879,000    |26.a.
       b.   Net unrealized holding gains (losses) on available-for-sale securities .......      |RCFD 8434 (     8,000)   |26.b.
27.    Cumulative foreign currency translation adjustments ...............................      |RCFD 3284 (   365,000)   |27.
28.    Total equity capital (sum of items 23 through 27) .................................      |RCFD 3210   4,536,000    |28.
29.    Total liabilities, limited-life preferred stock, and equity capital (sum of items        |/ / / / / / / / / / /    |
       21, 22, and 28) ...................................................................      |RCFD 3300  80,866,000    |29.
                                                                                                ---------------------------


Memorandum
To be reported only with the March Report of Condition.

1.  Indicate in the box at the right the number of the statement below that best describes the
    most comprehensive level of auditing work performed for the bank by independent external                      Number
    auditors as of any date during 1994 ...........................................................|RCFD 6724        2     |M.1
                                                                                                   -------------------------

1 = Independent audit of the bank conducted in accordance            4  = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified             external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank             authority)
2 = Independent audit of the bank's parent holding company           5  = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing              auditors
    standards by a certified public accounting firm which            6  = Compilation of the bank's financial statements by external
    submits a report on the consolidated holding company                  auditors
    (but not on the bank separately)                                 7  = Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in                  8  = No external audit work
    accordance with generally accepted auditing standards
    by a certified public accounting firm (may be required by
    state chartering authority)

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(1)      Including total demand deposits and noninterest-bearing time and savings deposits.